                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    NORWEST ADVANTAGE FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                     IMPORTANT NOTICE: PLEASE COMPLETE THE
                     ENCLOSED PROXY BALLOT AND RETURN IT AS
                  SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU
                MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED
                 ON YOUR PROXY BALLOT 24 HOURS/DAY. IF YOU HAVE
               ANY QUESTIONS, YOU MAY CALL D.F. KING & CO., INC.
    TOLL-FREE FROM 6:00 A.M. TO 7:00 P.M. (PACIFIC TIME) AT 1-800-326-3066.
                YOU ALSO MAY VOTE BY FAXING YOUR PROXY BALLOT TO
           D.F. KING & CO., INC. AT 1-212-269-2796 OR BY INTERNET AT
              WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE
                      OR FAXED VOTE WILL BE MAILED TO YOU.

                            NORWEST ADVANTAGE FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                                  May   , 1999

Dear Valued Shareholder:

    We are seeking your approval of a proposed reorganization of your Norwest Advantage Fund into a new Fund of Wells Fargo Funds Trust. The proposed reorganization is part of a larger plan to consolidate the Stagecoach Fund and Norwest Advantage Fund families, following last November's merger of Wells Fargo & Company and Norwest Corporation. Currently, the Stagecoach Funds and Norwest Advantage Funds are organized in two different legal entities. In a separate proxy statement, the Stagecoach Funds also are seeking approval from their shareholders for the proposed reorganization of the Stagecoach Funds into new Funds of the Wells Fargo Funds Trust.

    By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of two separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.

    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

    THE BOARD OF TRUSTEES OF THE NORWEST ADVANTAGE FUNDS HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION.

    Under the reorganization, each of the Norwest Advantage Funds will transfer all of its assets and liabilities to a Wells Fargo Trust Fund with the same investment objectives and principal investment strategies. We will refer to these Fund groups as the NAF Funds and the WF Funds and all of them together as the Funds. We will refer to the Stagecoach Funds as the SC Funds. After the reorganization, shareholders of the NAF Funds will hold shares of the corresponding WF Fund having the same total value as the shares of the NAF Fund that the shareholders held immediately before the reorganization.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Fund families will provide investors with a wider array of investment options and therefore more choices of available funds.

    - The reorganization will be tax-free for all Funds, except for the Ready Cash Investment Fund, and the shareholders of this Fund are not expected to experience any tax consequences if the reorganization is approved.

    - By reducing the number of legal entities to one, the reorganization will result in operating efficiencies for the Funds.

    - Wells Fargo will pay all of the costs of the reorganization.

    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new WF Fund family.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may send your proxy to us by fax at 1-212-269-2746, or vote on the internet (http:// www.proxyvote.com) or by telephone at the toll-free number printed on your proxy ballot. We encourage you to vote promptly.

                                          Very truly yours,
                                          [NAME]
                                          [TITLE]

                            DIVERSIFIED EQUITY FUND
                        PERFORMA DISCIPLINED GROWTH FUND
                           DIVERSIFIED SMALL CAP FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                               INTERNATIONAL FUND
                           LARGE COMPANY GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                         PERFORMA SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND
                       WEALTHBUILDER II GROWTH PORTFOLIO
                  WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
                        AGGRESSIVE BALANCED-EQUITY FUND
                              GROWTH BALANCED FUND
                             MODERATE BALANCED FUND
                   WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
                             DIVERSIFIED BOND FUND
                               STABLE INCOME FUND
                             STRATEGIC INCOME FUND
                             COLORADO TAX-FREE FUND
                           LIMITED TERM TAX-FREE FUND
                      MINNESOTA INTERMEDIATE TAX-FREE FUND
                            MINNESOTA TAX-FREE FUND
              READY CASH INVESTMENT FUND (Public Entities Shares)
                                 TREASURY FUND

                            NORWEST ADVANTAGE FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Funds' special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of Norwest Advantage Funds:

    A special meeting of the shareholders will be held on August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C., to consider the following:

    1. A proposal to approve an Agreement and Plan of Reorganization for the NAF Funds. Under this Agreement, the NAF Funds listed above will transfer all of their assets and liabilities to a newly-created corresponding WF Fund in exchange for shares of the WF Fund. These shares will be distributed proportionately to the shareholders of the NAF Fund. The WF Fund also would assume the liabilities of the NAF Fund.

    2.  Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD), OR VOTE ON THE INTERNET OR BY TELEPHONE.

                                          By Order of the Board of Trustees
                                          --------------------------------------

                                          Secretary

May   , 1999

              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                            DIVERSIFIED EQUITY FUND
                        PERFORMA DISCIPLINED GROWTH FUND
                           DIVERSIFIED SMALL CAP FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                               INTERNATIONAL FUND
                           LARGE COMPANY GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                         PERFORMA SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND
                       WEALTHBUILDER II GROWTH PORTFOLIO
                  WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
                        AGGRESSIVE BALANCED-EQUITY FUND
                              GROWTH BALANCED FUND
                             MODERATE BALANCED FUND
                   WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
                             DIVERSIFIED BOND FUND
                               STABLE INCOME FUND
                             STRATEGIC INCOME FUND
                             COLORADO TAX-FREE FUND
                           LIMITED TERM TAX-FREE FUND
                      MINNESOTA INTERMEDIATE TAX-FREE FUND
                            MINNESOTA TAX-FREE FUND
              READY CASH INVESTMENT FUND (Public Entities Shares)
                                 TREASURY FUND

                            COMBINED PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    On March 25, 1999, the Board of Trustees approved a plan to reorganize the NAF Funds into newly created WF Funds with the same investment objectives and principal investment strategies. The proposed reorganization is part of a larger plan to consolidate the SC Fund and NAF Fund families, following the merger of Wells Fargo & Company and Norwest Corporation in November 1998. This proxy statement contains the information shareholders should know before voting on the proposed reorganization of the following NAF Funds into a corresponding WF Fund.

-------------------------------------------------------------------------------------------
                                                           will reorganize into
                  NAF FUND                                        WF FUND
-------------------------------------------------------------------------------------------
           Diversified Equity Fund                        Diversified Equity Fund
      Performa Disciplined Growth Fund                    Disciplined Growth Fund
         Diversified Small Cap Fund                     Diversified Small Cap Fund
             Growth Equity Fund                             Growth Equity Fund
                 Index Fund                                     Index Fund
             International Fund                             International Fund
          Large Company Growth Fund                      Large Company Growth Fund
        Small Cap Opportunities Fund                   Small Cap Opportunities Fund
        Performa Small Cap Value Fund                      Small Cap Value Fund
          Small Company Growth Fund                      Small Company Growth Fund
      Wealthbuilder II Growth Portfolio              Wealthbuilder II Growth Portfolio
Wealthbuilder II Growth and Income Portfolio   Wealthbuilder II Growth and Income Portfolio
       Aggressive Balanced-Equity Fund                Aggressive Balanced-Equity Fund
            Growth Balanced Fund                           Growth Balanced Fund
           Moderate Balanced Fund                         Moderate Balanced Fund
 Wealthbuilder II Growth Balanced Portfolio     Wealthbuilder II Growth Balanced Portfolio
            Diversified Bond Fund                          Diversified Bond Fund
             Stable Income Fund                             Stable Income Fund
            Strategic Income Fund                          Strategic Income Fund
           Colorado Tax-Free Fund                         Colorado Tax-Free Fund
         Limited Term Tax-Free Fund                     Limited Term Tax-Free Fund
    Minnesota Intermediate Tax-Free Fund           Minnesota Intermediate Tax-Free Fund
           Minnesota Tax-Free Fund                        Minnesota Tax-Free Fund
 Ready Cash Investment Fund (Public Entities            Ready Cash Investment Fund
                   Shares)
                Treasury Fund                         100% Treasury Money Market Fund

HOW WILL THE REORGANIZATION WORK?

    The reorganization will involve three steps:

    - the transfer of the assets of each NAF Fund to a corresponding WF Fund in exchange for shares of the WF Fund of equivalent value to the net assets transferred;

    - the pro rata distribution of the WF Fund's shares to the shareholders of record of the NAF Fund as of the effective date of the reorganization in full redemption of those shareholders' shares in the NAF Fund; and

    - the immediate liquidation and termination of the NAF Fund.

    As a result of the reorganization, each shareholder of a NAF Fund will instead hold shares of the corresponding WF Fund having the same total value as the shares of the NAF Fund that they held immediately before the reorganization. If a majority of the shares of one of the NAF Funds do not approve the reorganization, the NAF Fund will not participate in the reorganization. In such a case, the NAF Fund will continue its operations and its Trustees will consider what further action is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the NAF Funds is available in:

    - Prospectuses for the NAF and WF Funds;

    - Statements of Additional Information, or SAIs, for the NAF and WF Funds;
      and

    - NAF Funds' Annual and Semi-Annual Reports to shareholders, which contain financial information for the most recent periods.

    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in shareholder reports are legally deemed to be part of this proxy statement. The shareholder reports have been previously mailed to shareholders.

    The WF Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of all of the new WF Funds. They do, however, have a preliminary prospectus and Statement of Additional Information. These documents are subject to completion and revision before becoming effective with the SEC.

    All of these documents are available through the SEC's web site at www.sec.gov. You may find information about the WF Funds under Wells Fargo Funds Trust and information about the NAF Funds under Norwest Advantage Funds, Inc. Shareholders also may obtain these documents without charge by writing to or calling:

                            Wells Fargo Funds Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612

    There is an Agreement and Plan of Reorganization between the NAF Funds and WF Funds that lays out the technical details of how the reorganization will be accomplished. Copies of this Agreement and Plan are available without charge by writing to or calling us at the address or telephone number listed above.

    It is expected that this Proxy Statement will be mailed to shareholders in early June 1999.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           9

  Description of the Proposal..............................................................................           9

  Reasons for the Reorganization...........................................................................           9

Effects of the Reorganization..............................................................................          10

  Comparison of Business Structures........................................................................          10

  Comparison of Investment Advisors and Advisory Fees......................................................          11

  Modernized and Streamlined Investment Policies and Restrictions..........................................          11

  Comparison of Fees and Expenses..........................................................................          12

Other Information about the Proposed Transaction...........................................................          12

  Federal Income Tax Consequences..........................................................................          12

  More Information on Proxy Voting.........................................................................          12

  Large Shareholders.......................................................................................          13

EXHIBIT A: Sub-Advisers....................................................................................          16

EXHIBIT B: Fee Tables......................................................................................          17

EXHIBIT C: Trustees of the Wells Fargo Funds Trust.........................................................          49

APPENDIX: Form of Proxy Ballot.............................................................................          50

INTRODUCTION

    The Board of Trustees called this shareholder meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the NAF Funds into WF Funds. We shall refer to this as the reorganization. Although there is one proposal before shareholders of each Fund, the reorganization will result in some changes common to all of the Funds and some changes that are limited to particular Funds. Please be sure to read the entire proxy statement and the attached exhibits to determine how the reorganization will affect your particular Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Trustees of the NAF Funds unanimously voted to approve the reorganization, subject to approval of the Funds' shareholders. At the shareholder meeting, the shareholders of the NAF Funds will be asked to approve the proposed reorganization of the NAF Funds into corresponding WF Funds. The reorganization will include the transfer of all assets and liabilities of each NAF Fund to a corresponding WF Fund. Each NAF Fund shareholder will receive shares of a comparable class of the WF Fund having the same total value as the shares of the NAF Fund in which the shareholder invested. If approved by shareholders, the reorganization is expected to occur in September 1999.

    The investment objectives and principal investment strategies of each Fund will remain the same. The WF Funds differ in some respects from the NAF Funds. These differences are described in general terms below.

    THE REASONS FOR THE REORGANIZATION

    The reorganization is part of a larger plan to consolidate the SC Fund and NAF Fund families after the merger of Wells Fargo & Co. and Norwest Corporation in November 1998. To accomplish this goal, some of the SC Funds and the NAF Funds are merging together into new WF Funds. YOUR Fund is NOT being merged with an existing SC Fund. Rather, your Fund will be reorganized into a new WF Fund with the same investment objectives and principal investment strategies as your existing NAF Fund.

    One of the primary purposes of the reorganization is to consolidate the SC Fund family and the NAF Fund family into a new WF Fund family, which will offer 61 funds. The benefits of consolidating the Funds are:

    - eliminating the marketing and management overlap arising from operating two separate fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating a single, recognizable fund family--the WF Fund family;

    - providing shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and

    - creating legal entities subject to the same state law and governing documents, which can increase operational efficiencies and manage expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.

    The completion of the reorganization is conditioned upon the NAF Funds receiving an opinion that the reorganization, except for the Ready Cash Investment Fund, will be tax-free. Although the reorganization of the Ready Cash Investment Fund does not technically qualify as a tax-fee transaction, it is not expected to result in tax consequences for shareholders.

    The reorganization will not result in dilution for any shareholder because each NAF Fund shareholder will own the same amount of shares with the same value of the WF Fund immediately after the reorganization that the shareholder owned in the NAF Fund immediately before the reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing NAF Fund and the corresponding WF Fund and all of the benefits of the proposed reorganization, the NAF Board unanimously approved the proposed reorganization and recommended that you vote to approve the reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The reorganization will result in some changes that are common to all of the NAF Funds and establish a new fee structure for each NAF Fund. These changes are listed below and are discussed in more detail later in the sections that follow.

    - The reorganization of all of the Funds into a new Delaware business trust with ten Trustees, five of whom currently serve as SC Fund Directors and five of whom currently serve as NAF Fund Trustees;

    - New investment advisory arrangements with Wells Fargo;

    - Modernizing and streamlining the fundamental investment policies of the Funds, and classifying the investment objective of each Fund as a non-fundamental policy; and

    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your NAF Fund is currently organized as a Delaware business trust. The proposed reorganization would reorganize your Fund into a new Delaware business trust with new governing documents. The reason for choosing a new Delaware business trust is to have all the Funds of the new WF Fund family organized in the same manner, subject to the same state law and governing documents, and to take advantage of this chance to adopt modern, updated organizational documents for the new Fund family.

    Because your Fund is a Delaware trust, the reorganization would not change the applicable state law. The following is a discussion of the current governing documents of your NAF Fund and the governing documents that will apply if it reorganizes as a new WF Fund. This discussion highlights certain information about the Funds' business structures and explains some of the differences between them.

    - THE BOARD OF TRUSTEES. Both the NAF Funds and the WF Funds have a Board of Trustees. The NAF Funds currently have eight trustees. The Board of the WF Funds will have ten trustees, five of whom currently serve as SC Fund Directors and five of whom currently serve as NAF Fund Trustees. A majority of the Trustees of the WF Funds are disinterested trustees, which means that they are independent of the WF Funds and the Funds' adviser and distributor. A combined Board of SC Fund Directors and NAF Fund Trustees should ensure a smooth consolidation of the Fund families. Exhibit C contains a table with biographical information about the Trustees of the WF Funds.

    - ACTIONS OF THE BOARD. Delaware business trust law provides Boards with flexibility in how they may meet and decide matters for the Funds. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the Fund's governing documents are drafted to permit them to do so. Like the NAF Funds, the WF Funds' governing documents give the Board flexibility to decide matters for the Funds.

    - SHAREHOLDER VOTING RIGHTS. Under Delaware law, shareholders are entitled to vote only on matters if required by applicable laws or under the governing documents. The WF Funds' governing documents would require shareholder approval of any matter only if required under the securities laws or if the Board decides to submit the matter for shareholder approval. As a result, the shareholders of the WF Funds will have more limited voting rights than the shareholders of the

      NAF Funds. For example, NAF Fund shareholders may remove Trustees from office at any meeting of the shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares. In addition, the NAF Funds' Trustees are required promptly to call a special meeting of shareholders when requested to do so in writing by shareholders owning at least ten percent of the outstanding shares of a Fund. Also, the NAF Fund shareholders are entitled to vote on certain reorganizations. Under the governing documents of the WF Fund, shareholders will not have the right to remove Trustees, Trustees will not be required to call special meetings at the request of shareholders, and shareholders will not be entitled to vote on reorganizations unless otherwise required by law. By limiting mandatory shareholder votes to those matters expressly required by applicable law, the Funds can save money by not having to schedule special shareholder meetings and solicit shareholder proxies.

    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES

    Norwest Investment Management, Inc., or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479, is currently the investment advisor for each NAF Fund. In this capacity, NIM makes investment decisions for and administers the Funds' investment programs.

    As a result of the reorganization, Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, will replace NIM as the investment advisor to each Fund. Wells Fargo Bank is located at 525 Market St., San Francisco, CA 94163. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of December 31, 1998, Wells Fargo and its affiliates provided advisory services for over $290 billion in assets.

    Wells Fargo Bank will employ either NIM or Wells Capital Management Inc., or WCM, as sub-adviser to each Fund. WCM, a wholly-owned subsidiary of Wells Fargo Bank, currently serves as investment sub-advisor to many of the SC Funds. In this capacity, it is responsible for the day-to-day management activities of those Funds. As of December 31, 1998, WCM provided advisory services for over $39 billion in assets.

    Exhibit A provides information on each Fund's sub-adviser after the reorganization.

    Exhibit B contains tables that compare the current and proposed fees for each of the Funds, including a comparison of current and proposed advisory fees, with and without waivers and reimbursements.

    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS

    YOUR FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION.

    The WF Funds will have more modern and streamlined investment policies and restrictions. Investment policies can limit a portfolio manager from investing in a security that is consistent with the investment objective and principal investment strategies of a Fund and otherwise an appropriate investment. One reason for changing some of these investment policies is to adopt uniform investment policies for similarly managed funds in the WF Fund family and to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion.

    The WF Funds will have fewer "fundamental" investment policies, which can only be changed with shareholder approval and restrict the Funds' ability to respond to new developments and changing trends. The list of "fundamental" policies will be consistent across all WF Funds (with limited exceptions), which will greatly facilitate compliance and monitoring activities. Currently, each NAF Fund has its own list of fundamental policies, which results from each Fund being created at a different time in the NAF Funds' history.

    Also, the WF Funds' investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. By eliminating the need for shareholder approval, the Funds can better respond to changing conditions and can save the Funds money by eliminating the need to solicit proxies to obtain shareholder approval. There is no current plan to change any investment objectives.

    COMPARISON OF FEES AND EXPENSES

    After the reorganization, most of the NAF Funds, with the largest proportion of assets and shareholders, are projected to have the same or lower operating expense ratios. These projected lower expense ratios take into account potential savings in fixed and variable expenses resulting from combining the operations of the SC and NAF Fund families and renegotiated contract terms with vendors. Some of the NAF Funds, primarily their retail classes, which affect fewer shareholders and less assets, are projected to have higher operating expense ratios before waivers and reimbursements. These higher expense ratios are due primarily to new or increased shareholder servicing fees that are intended to improve the scope or quality of services provided to WF Fund shareholders. Wells Fargo, as investment adviser to the WF Funds, has agreed to a fee waiver or expense reimbursement for a period of one year for each WF Fund so that the operating expense ratios will remain at or close to current expense ratios. Wells Fargo also has agreed to discuss any reduction in the waiver or reimbursement with the WF Fund Trustees. See Exhibit B for more information about expenses, both before and after waivers and reimbursements.

OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION

    FEDERAL INCOME TAX CONSEQUENCES

    The completion of this reorganization is subject to the condition that the NAF Funds receive an opinion from KPMG LLP that the reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Funds under Sections 361 and 1032 of the Internal Revenue Code of 1986, or by the Funds' shareholders under Section 354 of the Code. For the Ready Cash Investment Fund, the reorganization will not be a tax-free transaction, but it is not expected to result in tax consequences to the Fund's shareholders.

    MORE INFORMATION ON PROXY VOTING

    If you own shares of a NAF Fund on May 6, 1999, you are eligible to vote on the proposed reorganization. You may cast one vote for each Fund share that you own on the record date.

    You may vote in one of five ways. You may complete and sign the enclosed proxy card and either mail it to us in the enclosed prepaid return envelope (if mailed in the United States) or fax it to us at 1-212-269-2796. You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number printed on your proxy ballot. Last, you may vote in person by attending the special meeting.

    You may revoke a proxy after you have given it by submitting to the appropriate NAF Fund a later dated proxy, delivering to the NAF Fund a written notice of revocation, or otherwise giving written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

    In order to proceed with the reorganization, the lesser of (a) 67% or more of the Fund's voting shares, if holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (b) more than 50% of a Fund's outstanding voting shares must vote to approve the reorganization.

    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:

    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast; and

    - abstentions and broker non-votes of shares to determine whether a quorum is present at the meeting, but not to determine whether the proposal has been approved.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The NAF Fund Trustees know of no matters other than the proposal discussed in this proxy statement that will be brought before the shareholder meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form or proxy.

    In addition to the solicitation of proxies by mail or expedited delivery service, the NAF Funds' Board of Trustees or officers and employees and agents of D.F. King & Company may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The NAF Funds have engaged the proxy solicitation firm D.F. King & Company which, for its solicitation services, will receive a fee from Wells Fargo Bank estimated at $20,000 and reimbursement of out of pocket expenses estimated at $155,000.

    LARGE SHAREHOLDERS

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.

                                                 AS OF APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS AND                                  PERCENT OF
                                                                  TYPE OF       PERCENTAGE    PERCENTAGE    FUND POST
FUND                              ADDRESS                        OWNERSHIP       OF CLASS      OF FUND       CLOSING
-------------  ----------------------------------------------  --------------  ------------  ------------  ------------
Colorado Tax-  NORWEST INVESTMENT SERVICES INC                    Class A          15.766%        6.497%        6.497%
Free Fund      FBO 017337991                                   Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

International  NORWEST WEALTHBUILDER                              Class A          31.861%        0.347%        0.347%
Fund           REINVEST ACCOUNT                                Record Holder
               733 MARQUETTE AVE
               MINNEAPOLIS MN 55479-0040

International  WELLS FARGO BANK NA                                Class A           8.653%        0.094%        0.094%
Fund           AGNT NOGGLE CRAT I TRUST                        Record Holder
               MAC 913-027
               MUTUAL FUND TRANSFER UNIT
               26610 WEST AGOURA RD
               CALABASA CA 91302

Stable Income  NORWEST INVESTMENT SERVICES INC                    Class A           9.264%        0.491%        0.491%
Fund           FBO 021219031                                   Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Stable Income  KOCH INDUSTRIES INC                                Class A          15.226%        0.807%        0.807%
Fund           C/O WILSHIRE ASSET MGMT                         Record Holder
               1299 OCEAN AVE SUITE 700
               SANTA MONICA CA 90401

Stable Income  NORWEST INVESTMENT SERVICES INC                    Class A           8.192%        0.434%        0.434%
Fund           FBO 705734561                                   Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

                                                 AS OF APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS AND                                  PERCENT OF
                                                                  TYPE OF       PERCENTAGE    PERCENTAGE    FUND POST
FUND                              ADDRESS                        OWNERSHIP       OF CLASS      OF FUND       CLOSING
-------------  ----------------------------------------------  --------------  ------------  ------------  ------------
Stable Income  NATIONAL MARROW DONOR PROGRAM                      Class A          20.000%        1.061%        1.061%
Fund           ATTN JEFF UECKER                                Record Holder
               SUITE 400
               3433 BROADWAY N E
               MINNEAPOLIS MN 55413-1740

Growth Equity  NORWEST WEALTHBUILDER                              Class A          19.949%        0.366%        0.366%
Fund           REINVEST ACCOUNT                                Record Holder
               733 MARQUETTE AVE
               MINNEAPOLIS MN 55479-0040

International  LOUENE C PERRY                                     Class B          11.551%        0.084%        0.084%
Fund           5620 CHELSEA CIR                                Record Holder
               BRYAN TX 77802-5680

International  NORWEST INVESTMENT SERVICES INC                    Class B           5.556%        0.041%        0.041%
Fund           FBO 012957081                                   Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Stable Income  NORWEST INVESTMENT SERVICES INC                    Class B           9.010%        0.109%        0.109%
Fund           FBO 102953761                                   Record Holder
               NORTHSTAR BUILDING EAST - 8TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Stable Income  NORWEST INVESTMENT SERVICES INC                    Class B           7.956%        0.096%        0.096%
Fund           FBO 101114091                                   Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Stable Income  NORWEST INVESTMENT SERVICES INC                    Class B          13.321%        0.161%        0.161%
Fund           FBO 731186551                                   Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Stable Income  NORWEST INVESTMENT SERVICES INC                    Class B           8.845%        0.107%        0.107%
Fund           FBO 708238851                                   Record Holder
               NORTHSTAR BUILDING EAST - 9TH FLOOR
               608 SECOND AVENUE SOUTH
               MINNEAPOLIS MN 55479-0162

Minnesota      EMSEG & CO                                         Class I          17.355%        5.305%        5.305%
Tax-Free Fund  MINNESOTA TAX FREE I                            Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

Minnesota      EMSEG & CO                                         Class I           5.557%        1.699%        1.699%
Tax-Free Fund  MINNESOTA TAX-FREE I                            Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

Minnesota      EMSEG & CO                                         Class I          21.413%        6.546%        6.546%
Tax-Free Fund  MINNESOTA TAX FREE I                            Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

                                                 AS OF APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS AND                                  PERCENT OF
                                                                  TYPE OF       PERCENTAGE    PERCENTAGE    FUND POST
FUND                              ADDRESS                        OWNERSHIP       OF CLASS      OF FUND       CLOSING
-------------  ----------------------------------------------  --------------  ------------  ------------  ------------
Minnesota      EMSEG & CO                                         Class I          55.587%       16.992%       16.992%
Tax-Free Fund  MINNESOTA TAX FREE I                            Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

Colorado Tax-  DENTRU & CO                                        Class I          83.374%       40.238%       40.238%
Free Fund      NON-DISCRETIONARY CASH                          Record Holder
               1740 BROADWAY MAIL 8676
               DENVER CO 80274

Colorado Tax-  EMSEG & CO                                         Class I          11.019%        5.318%        5.318%
Free Fund      COLORADO TAX FREE FUND I                        Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

International  EMSEG & CO                                         Class I           9.851%        9.672%        9.672%
Fund           INTERNATIONAL FUND I                            Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

International  EMSEG & CO                                         Class I          69.627%       68.360%       68.360%
Fund           INTERNATIONAL FUND I                            Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

International  DENTRU & CO                                        Class I           8.403%        8.250%        8.250%
Fund           1740 BROADWAY MAIL 8676                         Record Holder
               DENVER CO 80274

Limited Term   FINABA                                             Class I          19.647%       19.621%       19.621%
Tax-Free Fund  NON DISCRETIONARY CASH ACCT                     Record Holder
               ATTN JON RUTTER
               PO BOX 10523
               LUBBOCK TX 79408

Limited Term   VICTORIA & CO                                      Class I           8.632%        8.621%        8.621%
Tax-Free Fund  C/O REGIONAL MUTUAL FUNDS                       Record Holder
               PO BOX 6000
               SAN ANTONIO TX 78286-9646

Limited Term   EMSEG & CO                                         Class I          10.615%       10.601%       10.601%
Tax-Free Fund  LIMITED TERM TAX-FREE I                         Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

Limited Term   EMSEG & CO                                         Class I          22.936%       22.905%       22.905%
Tax-Free Fund  LIMITED TERM TAX-FREE FUND I                    Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

Limited Term   EMSEG & CO                                         Class I          34.128%       34.082%       34.082%
Tax-Free Fund  LIMITED TERM TAX-FREE FUND I                    Record Holder
               C/O MUTUAL FUND PROCESSING
               PO BOX 1450 NW 8477
               MINNEAPOLIS MN 55480-8477

                                   EXHIBIT A
                                  SUB-ADVISERS

       The charts below list the proposed sub-advisers for each WF Fund.

              ----------------------------------------------------

                         PROPOSED WCM SUB-ADVISED FUNDS
                            Diversified Equity Fund
                           Diversified Small Cap Fund
                               Growth Equity Fund
                            Aggressive Balanced Fund
                              Growth Balanced Fund
                             Moderate Balanced Fund
                             Strategic Income Fund
                           Ready Cash Investment Fund
                        100% Treasury Money Market Fund

              ----------------------------------------------------

                         PROPOSED NIM SUB-ADVISED FUNDS
                            Disciplined Growth Fund
                                   Index Fund
                               International Fund
                           Large Company Growth Fund
                          Small Cap Opportunities Fund
                              Small Cap Value Fund
                           Small Company Growth Fund
                       Wealthbuilder II Growth Portfolio
                  Wealthbuilder II Growth and Income Portfolio
                   Wealthbuilder II Growth Balanced Portfolio
                             Diversified Bond Fund
                               Stable Income Fund
                             Colorado Tax-Free Fund
                           Limited Term Tax-Free Fund
                      Minnesota Intermediate Tax-Free Fund
                            Minnesota Tax-Free Fund

                                   EXHIBIT B
                                   FEE TABLES

                                            NORWEST
                                           ADVANTAGE        WF
                                          DIVERSIFIED   DIVERSIFIED
                                            EQUITY        EQUITY
                                          -----------   -----------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     5.75%         5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      None          None

Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.74%         0.87%
Distribution (Rule 12b-1 fee)...........     0.00%         0.00%
**Other expenses........................     0.50%         0.60%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.24%         1.47%
*Waiver.................................     0.24%         0.47%
Net Annual Fund Operating Expenses......     1.00%         1.00%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     5.00%         5.00%

Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.74%         0.87%
Distribution (Rule 12b-1 fee)...........     1.00%         0.75%
**Other expenses........................     0.50%         0.61%
Total Annual Fund Operating Expenses
  (Gross)...............................     2.24%         2.23%
*Waiver.................................     0.49%         0.48%
Net Annual Fund Operating Expenses......     1.75%         1.75%

                                            NORWEST
                                           ADVANTAGE        WF
                                          DIVERSIFIED   DIVERSIFIED
                                            EQUITY        EQUITY
                                          -----------   -----------
CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     1.00%         1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.74%         0.87%
Distribution (Rule 12b-1 fee)...........     0.75%         0.75%
**Other expenses........................     0.50%         0.61%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.99%         2.23%
*Waiver.................................     0.24%         0.48%
Net Annual Fund Operating Expenses......     1.75%         1.75%

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.74%         0.87%
Distribution (Rule 12b-1 fee)...........     0.00%         0.00%
**Other expenses........................     0.43%         0.26%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.17%         1.13%
*Waiver.................................     0.17%         0.13%
Net Annual Fund Operating Expenses......     1.00%         1.00%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                            NORWEST
                                           ADVANTAGE          WF
                                          DIVERSIFIED    DIVERSIFIED
                                             EQUITY         EQUITY
                                          ------------   ------------

CLASS A
One Year................................     $  671         $  671
Three Year..............................     $  875         $  875
Five Year...............................     $1,096         $1,096
Ten Year................................     $1,729         $1,729

CLASS B
One Year................................     $  678         $  678
Three Year..............................     $  851         $  851
Five Year...............................     $1,149         $1,149
Ten Year................................     $1,771         $1,771

CLASS C
One Year................................     $  278         $  278
Three Year..............................     $  551         $  551
Five Year...............................     $  949         $  949
Ten Year................................     $2,062         $2,062

CLASS I
One Year................................     $  102         $  102
Three Year..............................     $  318         $  318
Five Year...............................     $  552         $  552
Ten Year................................     $1,225         $1,225

                                               NORWEST
                                          ADVANTAGE PERFORMA           WF
                                          DISCIPLINED GROWTH   DISCIPLINED GROWTH
                                          ------------------   ------------------

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................          None                 None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................          None                 None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................         0.90%                0.75%
Distribution (Rule 12b-1 fee)...........         0.00%                0.00%
**Other expenses........................         1.59%                0.40%
Total Annual Fund Operating Expenses
  (Gross)...............................         2.49%                1.15%
*Waiver.................................         1.24%                0.15%
Net Annual Fund Operating Expenses......         1.25%                1.00%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                               NORWEST
                                          ADVANTAGE PERFORMA           WF
                                          DISCIPLINED GROWTH   DISCIPLINED GROWTH
                                          ------------------   ------------------
CLASS I
One Year................................  $        127         $        102
Three Year..............................  $        397         $        318
Five Year...............................  $        686         $        552
Ten Year................................  $      1,511         $      1,225

                                            NORWEST
                                           ADVANTAGE        WF
                                          DIVERSIFIED   DIVERSIFIED
                                           SMALL CAP     SMALL CAP
                                          -----------   -----------

CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     5.75%         5.75%
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the
  NAV on the date of original purchase
  or the NAV on the date of the
  redemption)...........................      None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     1.08%         0.99%
Distribution (Rule 12b-1 fee)...........     0.10%         0.00%
**Other expenses........................     1.76%         0.72%
Total Annual Fund Operating Expenses
  (Gross)...............................     2.94%         1.71%
*Waiver.................................     1.54%         0.31%
Net Annual Fund Operating Expenses......     1.40%         1.40%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     5.00%         5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     1.08%         0.99%
Distribution (Rule 12b-1 fee)...........     1.00%         0.75%
**Other expenses........................     1.62%         0.92%
Total Annual Fund Operating Expenses
  (Gross)...............................     3.70%         2.66%
*Waiver.................................     1.75%         0.51%
Net Annual Fund Operating Expenses......     1.95%         2.15%

                                            NORWEST
                                           ADVANTAGE        WF
                                          DIVERSIFIED   DIVERSIFIED
                                           SMALL CAP     SMALL CAP
                                          -----------   -----------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     1.08%         0.99%
Distribution (Rule 12b-1 fee)...........     0.00%         0.00%
**Other expenses........................     1.62%         0.47%
Total Annual Fund Operating Expenses
  (Gross)...............................     2.70%         1.46%
*Waiver.................................     1.50%         0.26%
Net Annual Fund Operating Expenses......     1.20%         1.20%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                            NORWEST
                                           ADVANTAGE          WF
                                          DIVERSIFIED    DIVERSIFIED
                                           SMALL CAP      SMALL CAP
                                          ------------   ------------

CLASS A
One Year................................     $  709         $  709
Three Year..............................     $  993         $  993
Five Year...............................     $1,297         $1,297
Ten Year................................     $2,158         $2,158

CLASS B
One Year................................     $  698         $  718
Three Year..............................     $  912         $  973
Five Year...............................     $1,252         $1,354
Ten Year................................     $2,066         $2,203

CLASS I
One Year................................     $  122         $  122
Three Year..............................     $  381         $  381
Five Year...............................     $  660         $  660
Ten Year................................     $1,455         $1,455

                                           NORWEST
                                          ADVANTAGE      WF
                                           GROWTH      GROWTH
                                           EQUITY      EQUITY
                                          ---------   --------

CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.93%        1.07%
Distribution (Rule 12b-1 fee)...........    0.00%        0.00%
**Other expenses........................    0.55%        0.61%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.48%        1.68%
*Waiver.................................    0.23%        0.18%
Net Annual Fund Operating Expenses......    1.25%        1.50%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    5.00%        5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.93%        1.07%
Distribution (Rule 12b-1 fee)...........    1.00%        0.75%
**Other expenses........................    0.58%        0.69%
Total Annual Fund Operating Expenses
  (Gross)...............................    2.51%        2.51%
*Waiver.................................    0.51%        0.26%
Net Annual Fund Operating Expenses......    2.00%        2.25%

CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    1.00%        1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.93%        1.07%
Distribution (Rule 12b-1 fee)...........    0.75%        0.75%
**Other expenses........................    0.58%        0.64%
Total Annual Fund Operating Expenses
  (Gross)...............................    2.26%        2.46%
*Waiver.................................    0.26%        0.21%
Net Annual Fund Operating Expenses......    2.00%        2.25%

                                           NORWEST
                                          ADVANTAGE      WF
                                           GROWTH      GROWTH
                                           EQUITY      EQUITY
                                          ---------   --------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or
    the NAV on the date of the
    redemption).........................     None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.93%        1.07%
Distribution (Rule 12b-1 fee)...........    0.00%        0.00%
**Other expenses........................    0.48%        0.26%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.41%        1.33%
*Waiver.................................    0.16%        0.08%
Net Annual Fund Operating Expenses......    1.25%        1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                            GROWTH      GROWTH
                                            EQUITY      EQUITY
                                          ----------   --------
CLASS A
One Year................................    $  695     $    719
Three Year..............................    $  949     $  1,022
Five Year...............................    $1,222     $  1,346
Ten Year................................    $1,999     $  2,263
CLASS B
One Year................................    $  703     $    728
Three Year..............................    $  927     $  1,003
Five Year...............................    $1,278     $  1,405
Ten Year................................    $2,043     $  2,308
CLASS C
One Year................................    $  303     $    328
Three Year..............................    $  627     $    703
Five Year...............................    $1,078     $  1,205
Ten Year................................    $2,327     $  2,585
CLASS I
One Year................................    $  127     $    127
Three Year..............................    $  397     $    397
Five Year...............................    $  686     $    686
Ten Year................................    $1,511     $  1,511

                                           NORWEST
                                          ADVANTAGE     WF
                                            INDEX      INDEX
                                            FUND       FUND
                                          ---------   -------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.15%       0.15%
Distribution (Rule 12b-1 fee)...........    0.00%       0.00%
**Other expenses........................    0.42%       0.25%
Total Annual Fund Operating Expenses
  (Gross)...............................    0.57%       0.40%
*Waiver.................................    0.32%       0.15%
Net Annual Fund Operating Expenses......    0.25%       0.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                            INDEX       INDEX
                                             FUND        FUND
                                          ----------   --------

CLASS I
One Year................................    $   26     $     26
Three Year..............................    $   80     $     80
Five Year...............................    $  141     $    141
Ten Year................................    $  318     $    318

                                             NORWEST
                                            ADVANTAGE          WF
                                          INTERNATIONAL   INTERNATIONAL
                                          -------------   -------------

CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.72%           1.00%

                                             NORWEST
                                            ADVANTAGE          WF
                                          INTERNATIONAL   INTERNATIONAL
                                          -------------   -------------
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
**Other expenses........................      1.14%           0.93%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.86%           1.93%
*Waiver.................................      0.36%           0.18%
Net Annual Fund Operating Expenses......      1.50%           1.75%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.72%           1.00%
Distribution (Rule 12b-1 fee)...........      1.00%           0.75%
**Other expenses........................      1.23%           1.03%
Total Annual Fund Operating Expenses
  (Gross)...............................      2.95%           2.78%
*Waiver.................................      0.70%           0.28%
Net Annual Fund Operating Expenses......      2.25%           2.50%

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchasese
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.72%           1.00%
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
**Other expenses........................      0.94%           0.51%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.66%           1.51%
*Waiver.................................      0.16%           0.01%
Net Annual Fund Operating Expenses......      1.50%           1.50%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                             NORWEST
                                            ADVANTAGE            WF
                                          INTERNATIONAL    INTERNATIONAL
                                          --------------   --------------

CLASS A
One Year................................      $  719           $  743
Three Year..............................      $1,022           $1,094
Five Year...............................      $1,346           $1,469
Ten Year................................      $2,263           $2,519

CLASS B
One Year................................      $  728           $  753
Three Year..............................      $1,003           $1,079
Five Year...............................      $1,405           $1,531
Ten Year................................      $2,308           $2,565

CLASS I
One Year................................      $  153           $  153
Three Year..............................      $  474           $  474
Five Year...............................      $  818           $  818
Ten Year................................      $1,791           $1,791

                                             NORWEST
                                            ADVANTAGE          WF
                                          LARGE COMPANY   LARGE COMPANY
                                             GROWTH          GROWTH
                                          -------------   -------------

CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.65%           0.75%
Distribution (Rule 12b-1 fee)...........      0.10%           0.00%
**Other expenses........................      0.57%           0.50%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.32%           1.25%
*Waiver.................................      0.12%           0.05%
Net Annual Fund Operating Expenses......      1.20%           1.20%

                                             NORWEST
                                            ADVANTAGE          WF
                                          LARGE COMPANY   LARGE COMPANY
                                             GROWTH          GROWTH
                                          -------------   -------------
CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.65%           0.75%
Distribution (Rule 12b-1 fee)...........      1.00%           0.75%
**Other expenses........................      0.43%           0.54%
Total Annual Fund Operating Expenses
  (Gross)...............................      2.08%           2.04%
*Waiver.................................      0.33%           0.29%
Net Annual Fund Operating Expenses......      1.75%           1.75%

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.65%           0.75%
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
**Other expenses........................      0.43%           0.26%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.08%           1.01%
*Waiver.................................      0.08%           0.01%
Net Annual Fund Operating Expenses......      1.00%           1.00%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                             NORWEST
                                            ADVANTAGE            WF
                                          LARGE COMPANY    LARGE COMPANY
                                              GROWTH           GROWTH
                                          --------------   --------------

CLASS A
One Year................................      $  690           $  690
Three Year..............................      $  934           $  934
Five Year...............................      $1,197           $1,197
Ten Year................................      $1,946           $1,946

CLASS B
One Year................................      $  678           $  678
Three Year..............................      $  851           $  851
Five Year...............................      $1,149           $1,149
Ten Year................................      $1,850           $1,850

CLASS I
One Year................................      $  102           $  102
Three Year..............................      $  318           $  318
Five Year...............................      $  552           $  552
Ten Year................................      $1,225           $1,225

                                             NORWEST
                                            ADVANTAGE          WF
                                            SMALL CAP       SMALL CAP
                                          OPPORTUNITIES   OPPORTUNITIES
                                          -------------   -------------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.60%           0.90%
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
**Other expenses........................      1.18%           0.91%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.78%           1.81%
*Waiver.................................      0.53%           0.41%
Net Annual Fund Operating Expenses......      1.25%           1.40%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.60%           0.90%
Distribution (Rule 12b-1 fee)...........      1.00%           0.75%
**Other expenses........................      1.45%           1.00%
Total Annual Fund Operating Expenses
  (Gross)...............................      3.05%           2.65%
*Waiver.................................      1.05%           0.50%
Net Annual Fund Operating Expenses......      2.00%           2.15%

                                             NORWEST
                                            ADVANTAGE          WF
                                            SMALL CAP       SMALL CAP
                                          OPPORTUNITIES   OPPORTUNITIES
                                          -------------   -------------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.60%           0.90%
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
**Other expenses........................      0.78%           0.46%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.38%           1.36%
*Waiver.................................      0.13%           0.11%
Net Annual Fund Operating Expenses......      1.25%           1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                             NORWEST
                                            ADVANTAGE            WF
                                            SMALL CAP        SMALL CAP
                                          OPPORTUNITIES    OPPORTUNITIES
                                          --------------   --------------
CLASS A
One Year................................      $  695           $  709
Three Year..............................      $  949           $  993
Five Year...............................      $1,222           $1,297
Ten Year................................      $1,999           $2,158

CLASS B
One Year................................      $  703           $  718
Three Year..............................      $  927           $  973
Five Year...............................      $1,278           $1,354
Ten Year................................      $2,043           $2,203

CLASS I
One Year................................      $  127           $  127
Three Year..............................      $  397           $  397
Five Year...............................      $  686           $  686
Ten Year................................      $1,511           $1,511

                                             NORWEST
                                            ADVANTAGE         WF
                                          PERFORMA SMALL     SMALL
                                            CAP VALUE      CAP VALUE
                                          --------------   ---------
CLASS I
Shareholder Fees
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)...        None          None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the
  NAV on the date of original purchase
  or the NAV on the date of the
  redemption)...........................        None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................       0.95%         0.90%
Distribution (Rule 12b-1 fee)...........       0.00%         0.00%
**Other expenses........................       2.64%         0.72%
Total Annual Fund Operating Expenses
  (Gross)...............................       3.59%         1.62%
*Waiver.................................       2.29%         0.37%
Net Annual Fund Operating Expenses......       1.30%         1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                              NORWEST
                                             ADVANTAGE          WF
                                          PERFORMA SMALL      SMALL
                                             CAP VALUE      CAP VALUE
                                          ---------------   ----------
CLASS I
One Year................................       $  132         $  127
Three Year..............................       $  412         $  397
Five Year...............................       $  713         $  686
Ten Year................................       $1,568         $1,511

                                             NORWEST
                                            ADVANTAGE          WF
                                          SMALL COMPANY   SMALL COMPANY
                                             GROWTH          GROWTH
                                          -------------   -------------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................      0.90%           0.90%
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
**Other expenses........................      0.41%           0.36%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.31%           1.26%
*Waiver.................................      0.06%           0.01%
Net Annual Fund Operating Expenses......      1.25%           1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                             NORWEST
                                            ADVANTAGE            WF
                                          SMALL COMPANY    SMALL COMPANY
                                              GROWTH           GROWTH
                                          --------------   --------------
CLASS I
One Year................................      $  127           $  127
Three Year..............................      $  397           $  397
Five Year...............................      $  686           $  686
Ten Year................................      $1,511           $1,511

                                               NORWEST
                                              ADVANTAGE              WF
                                          WEALTH BUILDER II   WEALTH BUILDER II
                                               GROWTH              GROWTH
                                          -----------------   -----------------
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        1.50%               1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None                None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.35%               0.35%
Distribution (Rule 12b-1 fee)...........        0.75%               0.75%
Other expenses..........................        2.22%               0.74%
Total Annual Fund Operating Expenses
  (Gross)...............................        3.32%               1.84%
Waiver..................................        2.07%               0.59%
Net Annual Fund Operating Expenses......        1.25%               1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                               NORWEST
                                              ADVANTAGE                WF
                                          WEALTH BUILDER II    WEALTH BUILDER II
                                                GROWTH               GROWTH
                                          ------------------   ------------------
CLASS I
One Year................................        $  275               $  275
Three Year..............................        $  541               $  541
Five Year...............................        $  826               $  826
Ten Year................................        $1,639               $1,639

                                               NORWEST
                                              ADVANTAGE              WF
                                          WEALTH BUILDER II   WEALTH BUILDER II
                                          GROWTH AND INCOME   GROWTH AND INCOME
                                          -----------------   -----------------
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        1.50%               1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of
    original purchase or the NAV on the
    date of the redemption).............         None                None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.35%               0.35%
Distribution (Rule 12b-1 fee)...........        0.75%               0.75%
Other expenses..........................        1.80%               0.79%
Total Annual Fund Operating Expenses
  (Gross)...............................        2.90%               1.89%
Waiver..................................        1.65%               0.64%
Net Annual Fund Operating Expenses......        1.25%               1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                               NORWEST
                                              ADVANTAGE                WF
                                          WEALTH BUILDER II    WEALTH BUILDER II
                                          GROWTH AND INCOME    GROWTH AND INCOME
                                          ------------------   ------------------

CLASS I
One Year................................        $  275               $  275
Three Year..............................        $  541               $  541
Five Year...............................        $  826               $  826
Ten Year................................        $1,639               $1,639

                                              NORWEST
                                             ADVANTAGE            WF
                                            AGGRESSIVE        AGGRESSIVE
                                          BALANCED-EQUITY   BALANCED-EQUITY
                                          ---------------   ---------------

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None              None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None              None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................       0.72%             0.86%
Distribution (Rule 12b-1 fee)...........       0.00%             0.00%
**Other expenses........................       1.63%             0.45%
Total Annual Fund Operating Expenses
  (Gross)...............................       2.35%             1.31%
*Waiver.................................       1.35%             0.31%
Net Annual Fund Operating Expenses......       1.00%             1.00%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                              NORWEST
                                             ADVANTAGE            WF
                                            AGGRESSIVE        AGGRESSIVE
                                          BALANCED-EQUITY   BALANCED-EQUITY
                                          ---------------   ---------------
CLASS I
One Year................................  $      102        $      102
Three Year..............................  $      318        $      318
Five Year...............................  $      552        $      552
Ten Year................................  $    1,225        $    1,225

                                           NORWEST
                                          ADVANTAGE      WF
                                           GROWTH      GROWTH
                                          BALANCED    BALANCED
                                          ---------   --------

CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................    5.75%       5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.70%       0.84%
Distribution (Rule 12b-1 fee)...........    0.10%       0.00%
**Other expenses........................    0.59%       0.54%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.39%       1.38%
*Waiver.................................    0.24%       0.23%
Net Annual Fund Operating Expenses......    1.15%       1.15%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    5.00%       5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.70%       0.84%
Distribution (Rule 12b-1 fee)...........    1.00%       0.75%
**Other expenses........................    0.45%       0.57%
Total Annual Fund Operating Expenses
  (Gross)...............................    2.15%       2.16%
*Waiver.................................    0.47%       0.26%
Net Annual Fund Operating Expenses......    1.68%       1.90%

CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................    1.00%       1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.70%       0.84%
Distribution (Rule 12b-1 fee)...........    0.75%       0.75%
**Other expenses........................    0.45%       0.57%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.90%       2.16%
*Waiver.................................    0.22%       0.26%
Net Annual Fund Operating Expenses......    1.68%       1.90%

                                           NORWEST
                                          ADVANTAGE      WF
                                           GROWTH      GROWTH
                                          BALANCED    BALANCED
                                          ---------   --------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.70%       0.84%
Distribution (Rule 12b-1 fee)...........    0.00%       0.00%
**Other expenses........................    0.45%       0.28%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.15%       1.12%
*Waiver.................................    0.22%       0.19%
Net Annual Fund Operating Expenses......    0.93%       0.93%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                            GROWTH      GROWTH
                                           BALANCE     BALANCE
                                          ----------   --------

CLASS A
One Year................................    $  685      $   685
Three Year..............................    $  919      $   919
Five Year...............................    $1,172      $ 1,172
Ten Year................................    $1,892      $ 1,892

CLASS B
One Year................................    $  671      $   693
Three Year..............................    $  830      $   897
Five Year...............................    $1,113      $ 1,226
Ten Year................................    $1,781      $ 1,935

CLASS C
One Year................................    $  271      $   293
Three Year..............................    $  530      $   597
Five Year...............................    $  913      $ 1,026
Ten Year................................    $1,987      $ 2,222

                                           NORWEST
                                          ADVANTAGE       WF
                                            GROWTH      GROWTH
                                           BALANCE     BALANCE
                                          ----------   --------
CLASS I
One Year................................    $   95      $    95
Three Year..............................    $  296      $   296
Five Year...............................    $  515      $   515
Ten Year................................    $1,143      $ 1,143

                                           NORWEST
                                          ADVANTAGE      WF
                                          MODERATE    MODERATE
                                          BALANCED    BALANCED
                                          ---------   --------

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................     None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................    0.66%       0.80%
Distribution (Rule 12b-1 fee)...........    0.00%       0.00%
**Other expenses........................    0.45%       0.27%
Total Annual Fund Operating Expenses
  (Gross)...............................    1.11%       1.07%
*Waiver.................................    0.23%       0.19%
Net Annual Fund Operating Expenses......    0.88%       0.88%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                           MODERATE    MODERATE
                                           BALANCED    BALANCED
                                          ----------   ---------

CLASS I
One Year................................    $   90       $   90
Three Year..............................    $  281       $  281
Five Year...............................    $  488       $  488
Ten Year................................    $1,084       $1,084

                                               NORWEST
                                              ADVANTAGE              WF
                                          WEALTH BUILDER II   WEALTH BUILDER II
                                           GROWTH BALANCED     GROWTH BALANCED
                                          -----------------   -----------------
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        1.50%               1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.35%               0.35%
Distribution (Rule 12b-1 fee)...........        0.75%               0.75%
Other expenses..........................        1.54%               0.58%
Total Annual Fund Operating Expenses
  (Gross)...............................        2.64%               1.68%
Waiver..................................        1.39%               0.43%
Net Annual Fund Operating Expenses......        1.25%               1.25%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                               NORWEST
                                              ADVANTAGE                WF
                                          WEALTH BUILDER II    WEALTH BUILDER II
                                           GROWTH BALANCED      GROWTH BALANCED
                                          ------------------   ------------------

CLASS I
One Year................................        $  275               $  275
Three Year..............................        $  541               $  541
Five Year...............................        $  826               $  826
Ten Year................................        $1,639               $1,639

                                            NORWEST
                                           ADVANTAGE        WF
                                          DIVERSIFIED   DIVERSIFIED
                                             BOND          BOND
                                          -----------   -----------

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.62%         0.50%
Distribution (Rule 12b-1 fee)...........     0.00%         0.00%
**Other expenses........................     0.47%         0.30%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.09%         0.80%
*Waiver.................................     0.39%         0.10%
Net Annual Fund Operating Expenses......     0.70%         0.70%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                            NORWEST
                                           ADVANTAGE          WF
                                          DIVERSIFIED    DIVERSIFIED
                                              BOND           BOND
                                          ------------   ------------

CLASS I
One Year................................      $ 72           $ 72
Three Year..............................      $224           $224
Five Year...............................      $390           $390
Ten Year................................      $871           $871

                                           NORWEST
                                          ADVANTAGE     WF
                                           STABLE     STABLE
                                           INCOME     INCOME
                                          ---------   -------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     1.50%      1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.30%      0.50%
Distribution (Rule 12b-1 fee)...........     0.00%      0.00%
**Other expenses........................     0.67%      0.56%
Total Annual Fund Operating Expenses
  (Gross)...............................     0.97%      1.06%
*Waiver.................................     0.32%      0.16%
Net Annual Fund Operating Expenses......     0.65%      0.90%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     1.50%      1.50%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.30%      0.50%
Distribution (Rule 12b-1 fee)...........     1.00%      0.75%
**Other expenses........................     1.07%      0.62%
Total Annual Fund Operating Expenses
  (Gross)...............................     2.37%      1.87%
*Waiver.................................     0.97%      0.22%
Net Annual Fund Operating Expenses......     1.40%      1.65%

CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     1.50%      1.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................      None       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.30%      0.50%
Distribution (Rule 12b-1 fee)...........     0.00%      0.00%
**Other expenses........................     0.51%      0.33%
Total Annual Fund Operating Expenses
  (Gross)...............................     0.81%      0.83%
*Waiver.................................     0.00%      0.18%
Net Annual Fund Operating Expenses......     0.81%      0.65%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                            STABLE      STABLE
                                            INCOME      INCOME
                                          ----------   --------
CLASS A
One Year................................    $  215     $    240
Three Year..............................    $  355     $    433
Five Year...............................    $  507     $    641
Ten Year................................    $  948     $  1,241

CLASS B
One Year................................    $  293     $    318
Three Year..............................    $  443     $    520
Five Year...............................    $  678     $    810
Ten Year................................    $1,114     $  1,402

CLASS I
One Year................................    $   66     $     66
Three Year..............................    $  208     $    208
Five Year...............................    $  362     $    362
Ten Year................................    $  810     $    810

                                           NORWEST
                                          ADVANTAGE      WF
                                          STRATEGIC   STRATEGIC
                                           INCOME      INCOME
                                          ---------   ---------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................      None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
**Management fee........................     0.61%        0.75%
Distribution (Rule 12b-1 fee)...........     0.00%        0.00%
**Other expenses........................     0.47%        0.29%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.08%        1.04%
*Waiver.................................     0.28%        0.24%
Net Annual Fund Operating Expenses......     0.80%        0.80%

------------------------

  * Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.
 **  These fees are a combination of what is charged at the core and gateway

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE        WF
                                          STRATEGIC    STRATEGIC
                                            INCOME       INCOME
                                          ----------   ----------
CLASS I
One Year................................     $ 82         $ 82
Three Year..............................     $255         $255
Five Year...............................     $444         $444
Ten Year................................     $990         $990

                                           NORWEST
                                          ADVANTAGE      WF
                                          COLORADO    COLORADO
                                          TAX-FREE    TAX-FREE
                                          ---------   --------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     4.50%       4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................      None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.50%       0.40%
Distribution (Rule 12b-1 fee)...........     0.00%       0.00%
Other expenses..........................     0.54%       0.60%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.04%       1.00%
*Waiver.................................     0.44%       0.40%
Net Annual Fund Operating Expenses......     0.60%       0.60%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     5.00%       5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.50%       0.40%
Distribution (Rule 12b-1 fee)...........     1.00%       0.75%
Other expenses..........................     0.54%       0.62%
Total Annual Fund Operating Expenses
  (Gross)...............................     2.04%       1.77%
*Waiver.................................     0.69%       0.42%
Net Annual Fund Operating Expenses......     1.35%       1.35%

                                           NORWEST
                                          ADVANTAGE      WF
                                          COLORADO    COLORADO
                                          TAX-FREE    TAX-FREE
                                          ---------   --------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................      None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.50%       0.40%
Distribution (Rule 12b-1 fee)...........     0.00%       0.00%
Other expenses..........................     0.51%       0.33%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.01%       0.73%
*Waiver.................................     0.41%       0.13%
Net Annual Fund Operating Expenses......     0.60%       0.60%

------------------------

 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                           COLORADO    COLORADO
                                           TAX-FREE    TAX-FREE
                                          ----------   ---------
CLASS A
One Year................................    $  509       $  509
Three Year..............................    $  634       $  634
Five Year...............................    $  770       $  770
Ten Year................................    $1,166       $1,166

CLASS B
One Year................................    $  637       $  637
Three Year..............................    $  728       $  728
Five Year...............................    $  939       $  939
Ten Year................................    $1,321       $1,321

CLASS I
One Year................................    $   61       $   61
Three Year..............................    $  192       $  192
Five Year...............................    $  335       $  335
Ten Year................................    $  750       $  750

                                             NORWEST
                                            ADVANTAGE          WF
                                          LIMITED TERM    LIMITED TERM
                                          TAX-FREE FUND   TAX-FREE FUND
                                          -------------   -------------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................        None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%           0.40%
Distribution (Rule 12b-1 fee)...........       0.00%           0.00%
Other expenses..........................       0.53%           0.33%
Total Annual Fund Operating Expenses
  (Gross)...............................       1.03%           0.73%
*Waiver.................................       0.38%           0.13%
Net Annual Fund Operating Expenses......       0.65%           0.60%

------------------------

 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                             NORWEST
                                            ADVANTAGE            WF
                                           LIMITED TERM     LIMITED TERM
                                          TAX-FREE FUND    TAX-FREE FUND
                                          --------------   --------------
CLASS I
One Year................................       $ 66             $ 61
Three Year..............................       $208             $192
Five Year...............................       $362             $335
Ten Year................................       $810             $750

                                             NORWEST
                                            ADVANTAGE          WF
                                            MINNESOTA       MINNESOTA
                                          INTERMEDIATE    INTERMEDIATE
                                          TAX-FREE FUND   TAX-FREE FUND
                                          -------------   -------------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................       None            None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.25%           0.40%
Distribution (Rule 12b-1 fee)...........      0.00%           0.00%
Other expenses..........................      0.47%           0.24%
Total Annual Fund Operating Expenses
  (Gross)...............................      0.72%           0.64%
*Waiver.................................      0.12%           0.04%
Net Annual Fund Operating Expenses......      0.60%           0.60%

------------------------

 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                             NORWEST
                                            ADVANTAGE            WF
                                            MINNESOTA        MINNESOTA
                                           INTERMEDIATE     INTERMEDIATE
                                          TAX-FREE FUND    TAX-FREE FUND
                                          --------------   --------------
CLASS I
One Year................................       $ 61             $ 61
Three Year..............................       $192             $192
Five Year...............................       $335             $335
Ten Year................................       $750             $750

                                           NORWEST
                                          ADVANTAGE      WF
                                          MINNESOTA   MINNESOTA
                                          TAX-FREE    TAX-FREE
                                          ---------   ---------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................     4.50%       4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     5.00%       5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.50%       0.40%
Distribution (Rule 12b-1 fee)...........     0.00%       0.00%
Other expenses..........................     0.57%       0.62%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.07%       1.02%
*Waiver.................................     0.47%       0.42%
Net Annual Fund Operating Expenses......     0.60%       0.60%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................     5.00%       5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.50%       0.40%
Distribution (Rule 12b-1 fee)...........     1.00%       0.75%
Other expenses..........................     0.57%       0.65%
Total Annual Fund Operating Expenses
  (Gross)...............................     2.07%       1.80%
*Waiver.................................     0.72%       0.45%
Net Annual Fund Operating Expenses......     1.35%       1.35%

                                           NORWEST
                                          ADVANTAGE      WF
                                          MINNESOTA   MINNESOTA
                                          TAX-FREE    TAX-FREE
                                          ---------   ---------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................      None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.50%       0.40%
Distribution (Rule 12b-1 fee)...........     0.00%       0.00%
Other expenses..........................     0.54%       0.45%
Total Annual Fund Operating Expenses
  (Gross)...............................     1.04%       0.85%
*Waiver.................................     0.44%       0.25%
Net Annual Fund Operating Expenses......     0.60%       0.60%

------------------------

 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE        WF
                                          MINNESOTA    MINNESOTA
                                           TAX-FREE     TAX-FREE
                                          ----------   ----------
CLASS A
One Year................................    $  509       $  509
Three Year..............................    $  634       $  634
Five Year...............................    $  770       $  770
Ten Year................................    $1,166       $1,166

CLASS B
One Year................................    $  637       $  637
Three Year..............................    $  728       $  728
Five Year...............................    $  939       $  939
Ten Year................................    $1,321       $1,321

CLASS I
One Year................................    $   61       $   61
Three Year..............................    $  192       $  192
Five Year...............................    $  335       $  335
Ten Year................................    $  750       $  750

                                                  NORWEST
                                                 ADVANTAGE                      WF
                                                 READY CASH                 READY CASH
                                                 INVESTMENT                 INVESTMENT
                                          (PUBLIC ENTITIES SHARES)   (PUBLIC ENTITIES SHARES)
                                          ------------------------   ------------------------
CLASS I
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................             None                       None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................             None                       None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................            0.33%                      0.10%
Distribution (Rule 12b-1 fee)...........            0.00%                      0.00%
Other expenses..........................            0.56%                      0.61%
Total Annual Fund Operating Expenses
  (Gross)...............................            0.89%                      0.71%
*Waiver.................................            0.34%                      0.16%
Net Annual Fund Operating Expenses......            0.55%                      0.55%

------------------------

 **  These fees are a combination of what is charged at the core and gateway.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                   NORWEST
                                                  ADVANTAGE                      WF
                                                 READY CASH                  READY CASH
                                                 INVESTMENT                  INVESTMENT
                                          (PUBLIC ENTITIES SHARES)    (PUBLIC ENTITIES SHARES)
                                          -------------------------   -------------------------
CLASS I
One Year................................             $ 56                        $ 51
Three Year..............................             $176                        $160
Five Year...............................             $307                        $280
Ten Year................................             $689                        $628

                                           NORWEST
                                          ADVANTAGE      WF
                                          TREASURY    TREASURY
                                          ---------   --------
Shareholder Fees
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the redemption).....................      None        None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................     0.15%       0.35%
Distribution (Rule 12b-1 fee)...........     0.00%       0.00%
Other expenses..........................     0.39%       0.20%
Total Annual Fund Operating Expenses
  (Gross)...............................     0.54%       0.55%

                                           NORWEST
                                          ADVANTAGE      WF
                                          TREASURY    TREASURY
                                          ---------   --------
*Waiver.................................     0.08%       0.09%
Net Annual Fund Operating Expenses......     0.46%       0.46%

------------------------

 **  These fees are a combination of what is charged at the core and gateway

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                           NORWEST
                                          ADVANTAGE       WF
                                           TREASURY    TREASURY
                                          ----------   ---------
CLASS I
One Year................................     $ 47         $ 47
Three Year..............................     $148         $148
Five Year...............................     $258         $258
Ten Year................................     $579         $579

                                   EXHIBIT C
                    TRUSTEES OF THE WELLS FARGO FUNDS TRUST

NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Jack S. Euphrat                    76   Board member of SC Funds since inception in 1991; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.

Thomas S. Goho                     57   Board member of SC Funds since inception in 1991; Chairman of the Nominating
                                        Committee and member of the Audit Committee. Associate Professor of Finance of
                                        the School of Business and Accounting at Wake Forest University since 1982.
                                        Lives in Winston-Salem, North Carolina.

Peter G. Gordon                    56   Board member of SC Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.

W. Rodney Hughes                   72   Board member of SC Funds since inception in 1991. Private investor. Lives in
                                        San Rafael, California.

Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).

J. Tucker Morse                    54   Board member of SC Funds since inception in 1991. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.

Robert C. Brown                    67   Board member of NAF Funds since 1992; member of the Valuation Board Committee.
                                        Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System
                                        Financial Assistance Corporation since February 1993. Prior thereto, he was
                                        Manager of Capital Markets Group, Norwest Corporation, until 1991. Lives in
                                        Sarasota, Florida.

Donald H. Burkhardt                72   Board member of NAF Funds since 1992; Chairman of the Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law
                                        Firm. Lives in Denver, Colorado.

Timothy J. Penny                   46   Board member of NAF Funds since 1995; member of the Nominating and Audit Board
                                        Committees. Senior Counsel to the public relations firm of Himle-Horner since
                                        January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis,
                                        Minnesota (a public policy organization) since January 1995. Prior thereto, he was Representative to the United States Congress from Minnesota's First
                                        Congressional District. Lives in Waseca, Minnesota.

Donald C. Willeke                  58   Board member of NAF Funds since 1995; member of the Nominating and Audit Board
                                        Committees. Principal of the law firm of Willeke & Daniels. Lives in
                                        Minneapolis, Minnesota.

                                    APPENDIX

STAGECOACH FUNDS, INC.        NORWEST ADVANTAGE FUNDS
111 CENTER STREET             TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201         PORTLAND, ME O4101

    BY MY SIGNATURE BELOW, I APPOINT R. GREG. FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF STAGECOACH FUNDS, INC.), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST ADVANTAGE FUNDS) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF STAGECOACH FUNDS, INC. (THE "SC FUNDS") AND NORWEST ADVANTAGE FUNDS (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED MAY 25, 1999.

    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES OF SC AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

    1. To reorganize the Fund into a Fund of Wells Fargo Funds Trust, a new Delaware business trust.

    / / FOR                        / / AGAINST                       / / ABSTAIN

Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------
                                               --------------------------------------------
                                               Signature of Shareholder

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO D.F. KING AT 1-212-269-2796. YOU ALSO MAY VOTE BY CALLING D.F. KING & COMPANY TOLL-FREE AT 1-800-690-6903 24 HOURS A DAY, OR ON THE INERNET AT WW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.